SUPPLEMENT DATED AUGUST 2, 1998
                      TO THE PROSPECTUSES DATED MAY 1, 1998
                                       OF
                            FRANKLIN VALUEMARK FUNDS


The section "Management" in the prospectus is amended by:

1) Restating certain Portfolios' "Management and Portfolio Administration Fees" in the subsection "Managers" as indicated below. The portfolio administration fees for these Portfolios were inadvertently not included under "1997 Management and Portfolio Administration Fees," but were reflected in "1997 Total Annual Expenses." Accordingly, these portfolios'
"1997  Total  Annual  Expenses"  remain  the  same  as in  the  May  1,  1998 prospectus.

                                                                                1997 MANAGEMENT            1997 TOTAL
                                                                                AND PORTFOLIO              OPERATING
PORTFOLIO (EXCEPT NEW PORTFOLIOS)                                               ADMINISTRATION FEES         EXPENSES
---------------------------------------------------------------------------------------------------------------------
Mutual Discovery Securities Fund ........................................................95%*                 1.06%
Mutual Shares Securities Fund ...........................................................75%*                  .80%
Templeton Global Asset Allocation Fund ..................................................80%*                  .94%
Templeton International Smaller Companies Fund ........................................1.00%*                 1.06%

*Includes a .15% Administration Fee which is a direct expense of the Portfolio.


2)  Adding the following sentence

Franklin Advisers, Inc. and Franklin Templeton Services, Inc. have agreed in advance to waive or limit their Management and Fund Administration Fees and to assume as their own expense certain expenses otherwise payable by the the Global Health Care Securities Fund and Value Securities Fund as necessary so that through at least December 31, 1998, the Total Operating Expenses of each portfolio do not exceed 1.00% of its average net assets.

3) Replacing the discussion under "Portfolio Operations" for the Global Health Care Securities Fund, Global Utilities Securities Fund, Templeton Global Income Securities Fund and Templeton International Smaller Companies Fund, with the following:

GLOBAL HEALTH CARE SECURITIES FUND
Kurt von Emster
Evan McCulloch
Rupert H. Johnson, Jr.
GLOBAL UTILITIES SECURITIES FUND
(FORMERLY UTILITY EQUITY FUND)
Sally Edwards-Haff
Ian Link

TEMPLETON GLOBAL INCOME SECURITIES FUND
Thomas J. Dickson
Neil S. Devlin
Thomas Latta

TEMPLETON INTERNATIONAL SMALLER COMPANIES FUND
Simon Rudolph
Peter Nori
Juan J. Benito

4) Adding the following to the subsection "Biographical Information":

Thomas Latta
Vice President of Templeton Global Bond Managers a division of Templeton Investment Counsel, Inc.

Mr. Latta received a Bachelor of Business Administration degree from the University of Miami (Florida). Mr. Latta is a Chartered Financial Analyst, and a member of the Association for Investment Management and Research and the Institute of Chartered Financial Analysts. He joined the Franklin Templeton organization in 1991, and has managed the Templeton Global Income Securities Fund since May 1998.